EXHIBIT 99.7

Schedule of Transactions in response to Item 5(c)

The following tables set forth all transactions in shares of Common Stock effected by the Reporting Person since the filing of Amendment No. 3 on September 29, 2026, on behalf of the investment vehicles it manages.  All such transactions were effected in the open market through a broker, and the prices per share exclude commissions.  The transactions were executed in multiple lots at prices ranging from the Low Price per Share to the High Price per Share, inclusive, as identified in the tables below.  The Reporting Person undertakes to provide to the Issuer, any security holder of the Issuer, or the staff of the Securities and Exchange Commission, upon request, full information regarding the number of shares of Common Stock purchased or sold at each separate price within the ranges set forth in the tables below.

For the Account of Acacia Partners, L.P.:

Date	Quantity	Purchase or Sale	Volume-Weighted Average Price per Share	Low Price per Share	High Price per Share
9/30/2026	42,236	Purchase	$242.0336(1)	$237.765(1)	$245.15(1)

For the Account of Acacia Conservation Fund, LP:

Date	Quantity	Purchase or Sale	Volume-Weighted Average Price per Share	Low Price per Share	High Price per Share
9/30/2026	29,356	Purchase	$242.0336(1)	$237.765(1)	$245.15(1)
10/22/2026	45,000	Purchase	$240.5177(1)	$226.00(1)	$244.2713(1)
10/23/2026	34,529	Purchase	$242.4124(1)	$235.05(1)	$245.045(1)
10/26/2026	20,471	Purchase	$246.136(1)	$243.77(1)	$249.84(1)

(1)
The volume-weighted average price per share, low price per share, and high price per share, broken out by $1.00 price ranges consistent with SEC staff guidance, for these transactions are set forth in the tables below:

Lot 1	DATE	QUANTITY
	9/30/2026	2,133
VWAP	MIN PRICE	MAX PRICE
238.3683645	237.765	238.72
Lot 2	DATE	QUANTITY
	9/30/2026	14,717
VWAP	MIN PRICE	MAX PRICE
239.3659258	238.7771	239.75
Lot 3	DATE	QUANTITY
	9/30/2026	12,342
VWAP	MIN PRICE	MAX PRICE
240.3113104	239.7807	240.76
Lot 4	DATE	QUANTITY
	9/30/2026	3,151
VWAP	MIN PRICE	MAX PRICE
241.0405421	240.8595	241.83
Lot 5	DATE	QUANTITY
	9/30/2026	5,352
VWAP	MIN PRICE	MAX PRICE
242.6512881	241.95	242.86
Lot 6	DATE	QUANTITY
	9/30/2026	16,514
VWAP	MIN PRICE	MAX PRICE
243.4213189	242.97	243.89
Lot 7	DATE	QUANTITY
	9/30/2026	16,343
VWAP	MIN PRICE	MAX PRICE
244.6066743	243.97	244.969
Lot 8	DATE	QUANTITY
	9/30/2026	1,040
VWAP	MIN PRICE	MAX PRICE
245.0998077	245.00	245.15

Lot 1	DATE	QUANTITY
	10/22/2026	120
VWAP	MIN PRICE	MAX PRICE
226.00	226.00	226.00
Lot 2	DATE	QUANTITY
	10/22/2026	1
VWAP	MIN PRICE	MAX PRICE
228.239306	228.239306	228.239306
Lot 3	DATE	QUANTITY
	10/22/2026	164
VWAP	MIN PRICE	MAX PRICE
230.9658537	230.84	231.20
Lot 4	DATE	QUANTITY
	10/22/2026	160
VWAP	MIN PRICE	MAX PRICE
232.27875	232.165	232.605
Lot 5	DATE	QUANTITY
	10/22/2026	120
VWAP	MIN PRICE	MAX PRICE
233.7633333	233.71	233.79
Lot 6	DATE	QUANTITY
	10/22/2026	563
VWAP	MIN PRICE	MAX PRICE
235.5039965	234.95	235.918814
Lot 7	DATE	QUANTITY
	10/22/2026	9,501
VWAP	MIN PRICE	MAX PRICE
236.024653	235.955	236.945
Lot 8	DATE	QUANTITY
	10/22/2026	1,907
VWAP	MIN PRICE	MAX PRICE
237.4321097	236.99	237.95
Lot 9	DATE	QUANTITY
	10/22/2026	500
VWAP	MIN PRICE	MAX PRICE
238.2332165	238.00	238.685676
Lot 10	DATE	QUANTITY
	10/22/2026	339
VWAP	MIN PRICE	MAX PRICE
239.9203414	239.51	240.40
Lot 11	DATE	QUANTITY
	10/22/2026	9,093
VWAP	MIN PRICE	MAX PRICE
241.4423362	240.53015	241.53
Lot 12	DATE	QUANTITY
	10/22/2026	2,659
VWAP	MIN PRICE	MAX PRICE
242.02717	241.5733	242.5529
Lot 13	DATE	QUANTITY
	10/22/2026	18,920
VWAP	MIN PRICE	MAX PRICE
242.7657636	242.5776	243.48
Lot 14	DATE	QUANTITY
	10/22/2026	953
VWAP	MIN PRICE	MAX PRICE
243.9142934	243.60	244.2713

Lot 1	DATE	QUANTITY
	10/23/2026	1,190
VWAP	MIN PRICE	MAX PRICE
235.4137983	235.05	235.9825
Lot 2	DATE	QUANTITY
	10/23/2026	823
VWAP	MIN PRICE	MAX PRICE
236.7366221	236.25	237.135
Lot 3	DATE	QUANTITY
	10/23/2026	1,223
VWAP	MIN PRICE	MAX PRICE
237.7321259	237.28	238.09
Lot 4	DATE	QUANTITY
	10/23/2026	1,196
VWAP	MIN PRICE	MAX PRICE
238.7369231	238.36	239.345
Lot 5	DATE	QUANTITY
	10/23/2026	5,747
VWAP	MIN PRICE	MAX PRICE
239.9182922	239.51	240.44
Lot 6	DATE	QUANTITY
	10/23/2026	1,720
VWAP	MIN PRICE	MAX PRICE
241.1752326	240.605	241.56
Lot 7	DATE	QUANTITY
	10/23/2026	1,894
VWAP	MIN PRICE	MAX PRICE
242.0239421	241.61	242.56
Lot 8	DATE	QUANTITY
	10/23/2026	3,405
VWAP	MIN PRICE	MAX PRICE
243.2807147	242.71	243.705
Lot 9	DATE	QUANTITY
	10/23/2026	8,049
VWAP	MIN PRICE	MAX PRICE
244.1583634	243.71	244.7031
Lot 10	DATE	QUANTITY
	10/23/2026	9,282
VWAP	MIN PRICE	MAX PRICE
244.9235133	244.71	245.045

Lot 1	DATE	QUANTITY
	10/26/2026	6,606
VWAP	MIN PRICE	MAX PRICE
244.0244508	243.77	244.765
Lot 2	DATE	QUANTITY
	10/26/2026	3,720
VWAP	MIN PRICE	MAX PRICE
245.3283567	244.79	245.78
Lot 3	DATE	QUANTITY
	10/26/2026	2,498
VWAP	MIN PRICE	MAX PRICE
246.1156693	245.8029	246.545
Lot 4	DATE	QUANTITY
	10/26/2026	1,577
VWAP	MIN PRICE	MAX PRICE
247.2353297	246.895	247.89
Lot 5	DATE	QUANTITY
	10/26/2026	4,040
VWAP	MIN PRICE	MAX PRICE
248.3275941	247.90	248.89
Lot 6	DATE	QUANTITY
	10/26/2026	2,030
VWAP	MIN PRICE	MAX PRICE
249.296697	248.905	249.84